NEITHER THIS NOTE NOR THE UNDERLYING SECURITIES INTO WHICH THIS NOTE MAY BE CONVERTED HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. NEITHER THIS NOTE, NOR THE UNDERLYING SECURITIES MAY BE SOLD, TRANSFERRED OR ASSIGNED UNLESS SO REGISTERED OR AN EXEMPTION FROM REGISTRATION UNDER SAID ACT IS AVAILABLE.

RFP Express Inc.

Convertible Note

$151,826.49	Fairfax, Virginia August 15, 2002

RFP Express Inc., a Delaware corporation having an address of 8989 Rio San Diego Drive, San Diego, CA 92108 (the "Company"), for value received, hereby promises to pay to the order of NextGen Fund II, LLC (the "Lender") at its office at 12701 Fair Lakes Circle, Suite 690, Fairfax, VA 22033 the principal sum of One Hundred Fifty One Thousand Eight Hundred Twenty Six Dollars and Forty Nine Cents ($151,826.49) on December 24, 2003 (the "Maturity Date"), and to pay interest (computed on the basis of a 365-day year) from the date hereof on the unpaid balance of such principal amount from time to time outstanding at the rate of ten percent (10%) per annum, such interest to be due and payable on the Maturity Date.

  Conversion.

  (a) The holder of this Note may, at its option, at any time prior to the Maturity Date or while this Note is in default convert all or a portion of the outstanding principal amount of and accrued but unpaid interest on this Note into fully paid and non-assessable shares of the Company's Series C Convertible Preferred Stock ("Series C Preferred Stock") at a price per share of $1.00 ("Conversion Price") by surrendering this Note at the principal office of the Company and the Company shall deliver in exchange therefor a certificate or certificates for the number of full shares issuable upon the conversion of this Note in accordance with the provisions hereof. Shares issuable pursuant to conversion of this Note, shall be deemed to be issued to the holder hereof as of the date on which this Note is surrendered as aforesaid. No fractional shares of stock shall be issuable upon conversion of this Note, but a payment in cash will be made in respect of any fraction of a share which would otherwise be issuable upon the surrender of this Note, or portion hereof, for conversion.

  (b) If the Company shall at any time or from time to time effect a subdivision of the outstanding Series C Preferred Stock, the Conversion Price then in effect immediately before that subdivision shall be proportionately decreased. If the Company shall at any time or from time to time combine the outstanding shares of Series C Preferred Stock, the Conversion Price then in effect immediately before the combination shall be proportionately increased. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination becomes effective. When any adjustment is required to be made in the Conversion Price, the number of shares of Series C Preferred Stock issuable upon the conversion of this Note shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the conversion of this Note immediately prior to such adjustment, multiplied by the Conversion Price in effect immediately prior to such adjustment, by (ii) the Conversion Price in effect immediately after such adjustment.

  (c) If there shall occur any capital reorganization or reclassification of the Company's Series C Preferred or Common Stock (other than a change in par value or a subdivision or combination that results in an adjustment to the Conversion Price as provided for in subsection 1(b) above), including without limitation any mandatory conversion of the Series C Preferred, or any consolidation or merger of the Company with or into another corporation, or a transfer of all or substantially all of the assets of the Company, then, as part of any such reorganization, reclassification, consolidation, merger or sale, as the case may be, lawful provision shall be made so that the holder of this Note shall have the right thereafter to receive upon the conversion hereof the kind and amount of shares of stock or other securities or property which such holder would have been entitled to receive if, immediately prior to any such reorganization, reclassification, consolidation, merger or sale, as the case may be, such holder had held the number of the Company's Series C Preferred or Common Stock which were then issuable upon the conversion of this Note. In any such case, appropriate adjustment (as reasonably determined in good faith by the Board of Directors of the Company) shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of the holder of this Note, such that the provisions set forth in this Section 1(c) shall thereafter be applicable, as nearly as is reasonably practicable, in relation to any shares of stock or other securities or property thereafter deliverable upon the conversion of this Note.

  Prepayment. The Company may prepay this Note without the prior written consent of the holder hereof, and plans on 12 equal payments, to maturity.

  Default. The entire unpaid principal of this Note and the interest then accrued on this Note shall become and be immediately due and payable without any other notice or demand of any kind or any presentment or protest, if any one of the following events (an "Event of Default") shall occur:

    If default shall be made in the payment of any principal or interest under this Note;

    If the Company shall default in the performance of any other material agreement or covenant contained in this Note and such default shall continue for ten (10) days after written notice thereof shall have been given to the Company by the holder hereof.

    If the Company (i) makes a composition or an assignment for the benefit of creditors or trust mortgage, (ii) applies for, consents to, acquiesces in, files a petition seeking or admits (by answer, default or otherwise) the material allegations of a petition filed against it seeking the appointment of a trustee, receiver or liquidator, in bankruptcy or otherwise, of itself or of all or a substantial portion of its assets, or a reorganization, arrangement with creditors or other remedy, relief or adjudication available to or against a bankrupt, insolvent or debtor under any bankruptcy or insolvency law or any law affecting the rights of creditors generally, or (iii) admits in writing its inability to pay its debts generally as they become due;

    If an order for relief shall have been entered by a bankruptcy court or if a decree, order or judgment shall have been entered adjudging the Company insolvent, or appointing a receiver, liquidator, custodian or trustee, in bankruptcy or otherwise, for it or for all or a substantial portion of its assets, or approving the winding-up or liquidation of its affairs on the grounds of insolvency or nonpayment of debts, and such order for relief, decree, order or judgment shall remain undischarged or unstayed for a period of sixty (60) days; or if any substantial part of the property of the Company is sequestered or attached and shall not be returned to the possession of the Company or such subsidiary or released from such attachment within sixty (60) days;

    In the event of any sale, lease, licensing or other disposition of all or substantially all of the assets of the Company other than in the ordinary course of business, or a merger with or into or consolidation by the Company with another corporation where the Company is not the surviving corporation;

    If the Company issues securities to any party or parties, which issuance results in such party or parties holding in the aggregate more than 10% of such securities after giving effect to such issuance unless the party or parties held in aggregate more than 10% of such securities before the issuance; or

    If the Company shall (i) fail to pay any indebtedness for borrowed money (other than as evidenced by this Note or listed on attached Annex A) owed by the Company, or any interest or premium thereon, when due, whether by scheduled maturity or otherwise (and taking into account applicable grace and cure periods), or (ii) fail to perform any material term, covenant or agreement on its part to be performed under any agreement or instrument and such failure involves actual or potential liability to the Company in excess of $10,000 and shall continue beyond any applicable grace or cure periods set forth in such agreement or instrument.

  Transfer and Exchange of Note. Whenever this Note shall be surrendered at the principal executive office of the Company for transfer or exchange, accompanied by a written instrument of transfer in form reasonably satisfactory to the Company duly executed by the holder hereof or his or its attorney duly authorized in writing, and any opinion of counsel reasonably required by the Company to the effect that the transfer is in compliance with all applicable securities laws, the Company shall execute and deliver in exchange therefor a new Note or Notes, as may be requested by such holder, in the same aggregate unpaid principal amount and payable on the same date as the principal amount of the Note or Notes so surrendered; each such new Note shall be dated as of the date to which interest has been paid on the unpaid principal amount of the Note or Notes so surrendered and shall be in such principal amount and registered in such name or names as such holder may designate in writing.

  General.

    Every amount overdue under this Note shall, to the extent permitted by law, bear interest from and after the date on which amount first becomes overdue at an annual rate of twelve percent (12%). Such interest on overdue amounts under this Note shall be payable on demand and shall accrue until the obligation of the Company with respect to the payment of such interest has been discharged (whether before or after judgment). In no event shall this Note be construed to require payment of interest in an amount in excess of the maximum allowed by law and if such payment is made by the Company, then such excess sum shall be credited by the holder as a payment of principal. This Note evidences a loan made for business purposes.

    All payments by the Company under this Note shall be made without set-off or counterclaim and be free and clear and without any deduction or withholding for any taxes or fees of any nature whatever, unless the obligation to make such deduction or withholding is imposed by law. The Company shall pay and save the holder harmless from all liabilities with respect to or resulting from any delay or omission to make any such deduction or withholding required by law.

    No delay or omission on the part of the holder in exercising any right under this Note shall operate as a waiver of such right or of any other right of such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any future occasion. The Company and every guarantor or indorser of this Note, regardless of time or order, hereby waives notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor and all other notices or demand relative to this instrument and assents to any extension or postponement of the time of payment or any other indulgence.

    The Company agrees to pay on demand all reasonable costs of collection, including reasonable attorneys' fees, incurred by the holder in enforcing the obligations of the Company under this Note.

    This Note, and the obligations and rights of the Company hereunder, shall be binding upon and inure to the benefit of the Company, the holder of this Note, and their respective successors and assigns.

    Changes in or additions to this Note may be made or compliance with any term, covenant, agreement, condition or provision set forth herein may be omitted or waived (either generally or in a particular instance and either retroactively or prospectively), only by a writing executed by the Company and the holder.

    All payments shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender therein for the payment of public and private debts.

    All notices, requests, consents and demands shall be made in writing and shall be delivered in the manner and to the applicable addresses set forth herein.

    This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the Commonwealth of Virginia. Any legal suit, action or proceeding relating to this Note may be instituted in any state or federal court of competent jurisdiction in the Commonwealth of Virginia and the Company waives any objections it may have to the laying of venue of any such suit, action or proceeding and irrevocably submits to the jurisdiction of any such court in any such suit, action or proceeding. The Company hereby irrevocably waives any and all right to trial by jury in any legal proceeding arising out of or relating to this Note.

  IN WITNESS WHEREOF, this Note has been executed and delivered as a sealed instrument on the date first above written by the duly authorized representative of the Company.

RFP Express Inc.
By: ______________________________ John C. Riener Chief Executive Officer

  ATTEST:_______________________

  Annex A

  Excepted Indebtedness

Capital Lease with National City Finance	Entire balance of note $99,814

Settlement Agreement and Release dated December 5, 2000 between the Company and Andrew H. Kent	Entire balance of $136,168 in default

$200,000 Promissory Note date December 5, 2000 payable to TelNForm,Inc.	Late on monthly payments totaling$50,000 as of August 15, 2002

  NEITHER THIS NOTE NOR THE UNDERLYING SECURITIES INTO WHICH THIS NOTE MAY BE CONVERTED HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. NEITHER THIS NOTE, NOR THE UNDERLYING SECURITIES MAY BE SOLD, TRANSFERRED OR ASSIGNED UNLESS SO REGISTERED OR AN EXEMPTION FROM REGISTRATION UNDER SAID ACT IS AVAILABLE.

  RFP Express Inc.

  Convertible Note

$101,217.66	Fairfax, Virginia August 15, 2002

  RFP Express Inc., a Delaware corporation having an address of 8989 Rio San Diego Drive, San Diego, CA 92108 (the "Company"), for value received, hereby promises to pay to the order of NextGen Fund SBS, LLC (the "Lender") at its office at 12701 Fair Lakes Circle, Suite 690, Fairfax, VA 22033 the principal sum of One Hundred One Thousand Two Hundred Seventeen Dollars and Sixty Six Cents ($101,217.66) on December 24, 2003 (the "Maturity Date"), and to pay interest (computed on the basis of a 365-day year) from the date hereof on the unpaid balance of such principal amount from time to time outstanding at the rate of ten percent (10%) per annum, such interest to be due and payable on the Maturity Date.

  Conversion.

  (a) The holder of this Note may, at its option, at any time prior to the Maturity Date or while this Note is in default convert all or a portion of the outstanding principal amount of and accrued but unpaid interest on this Note into fully paid and non-assessable shares of the Company's Series C Convertible Preferred Stock ("Series C Preferred Stock") at a price per share of $1.00 ("Conversion Price") by surrendering this Note at the principal office of the Company and the Company shall deliver in exchange therefor a certificate or certificates for the number of full shares issuable upon the conversion of this Note in accordance with the provisions hereof. Shares issuable pursuant to conversion of this Note, shall be deemed to be issued to the holder hereof as of the date on which this Note is surrendered as aforesaid. No fractional shares of stock shall be issuable upon conversion of this Note, but a payment in cash will be made in respect of any fraction of a share which would otherwise be issuable upon the surrender of this Note, or portion hereof, for conversion.

  (b) If the Company shall at any time or from time to time effect a subdivision of the outstanding Series C Preferred Stock, the Conversion Price then in effect immediately before that subdivision shall be proportionately decreased. If the Company shall at any time or from time to time combine the outstanding shares of Series C Preferred Stock, the Conversion Price then in effect immediately before the combination shall be proportionately increased. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination becomes effective. When any adjustment is required to be made in the Conversion Price, the number of shares of Series C Preferred Stock issuable upon the conversion of this Note shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the conversion of this Note immediately prior to such adjustment, multiplied by the Conversion Price in effect immediately prior to such adjustment, by (ii) the Conversion Price in effect immediately after such adjustment.

  (c) If there shall occur any capital reorganization or reclassification of the Company's Series C Preferred or Common Stock (other than a change in par value or a subdivision or combination that results in an adjustment to the Conversion Price as provided for in subsection 1(b) above), including without limitation any mandatory conversion of the Series C Preferred, or any consolidation or merger of the Company with or into another corporation, or a transfer of all or substantially all of the assets of the Company, then, as part of any such reorganization, reclassification, consolidation, merger or sale, as the case may be, lawful provision shall be made so that the holder of this Note shall have the right thereafter to receive upon the conversion hereof the kind and amount of shares of stock or other securities or property which such holder would have been entitled to receive if, immediately prior to any such reorganization, reclassification, consolidation, merger or sale, as the case may be, such holder had held the number of the Company's Series C Preferred or Common Stock which were then issuable upon the conversion of this Note. In any such case, appropriate adjustment (as reasonably determined in good faith by the Board of Directors of the Company) shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of the holder of this Note, such that the provisions set forth in this Section 1(c) shall thereafter be applicable, as nearly as is reasonably practicable, in relation to any shares of stock or other securities or property thereafter deliverable upon the conversion of this Note.

  Prepayment. The Company may prepay this Note without the prior written consent of the holder hereof, and plans on 12 equal payments, to maturity.

  Default. The entire unpaid principal of this Note and the interest then accrued on this Note shall become and be immediately due and payable without any other notice or demand of any kind or any presentment or protest, if any one of the following events (an "Event of Default") shall occur:

    If default shall be made in the payment of any principal or interest under this Note;

    If the Company shall default in the performance of any other material agreement or covenant contained in this Note and such default shall continue for ten (10) days after written notice thereof shall have been given to the Company by the holder hereof.

    If the Company (i) makes a composition or an assignment for the benefit of creditors or trust mortgage, (ii) applies for, consents to, acquiesces in, files a petition seeking or admits (by answer, default or otherwise) the material allegations of a petition filed against it seeking the appointment of a trustee, receiver or liquidator, in bankruptcy or otherwise, of itself or of all or a substantial portion of its assets, or a reorganization, arrangement with creditors or other remedy, relief or adjudication available to or against a bankrupt, insolvent or debtor under any bankruptcy or insolvency law or any law affecting the rights of creditors generally, or (iii) admits in writing its inability to pay its debts generally as they become due;

    If an order for relief shall have been entered by a bankruptcy court or if a decree, order or judgment shall have been entered adjudging the Company insolvent, or appointing a receiver, liquidator, custodian or trustee, in bankruptcy or otherwise, for it or for all or a substantial portion of its assets, or approving the winding-up or liquidation of its affairs on the grounds of insolvency or nonpayment of debts, and such order for relief, decree, order or judgment shall remain undischarged or unstayed for a period of sixty (60) days; or if any substantial part of the property of the Company is sequestered or attached and shall not be returned to the possession of the Company or such subsidiary or released from such attachment within sixty (60) days;

    In the event of any sale, lease, licensing or other disposition of all or substantially all of the assets of the Company other than in the ordinary course of business, or a merger with or into or consolidation by the Company with another corporation where the Company is not the surviving corporation;

    If the Company issues securities to any party or parties, which issuance results in such party or parties holding in the aggregate more than 10% of such securities after giving effect to such issuance unless the party or parties held in aggregate more than 10% of such securities before the issuance; or

    If the Company shall (i) fail to pay any indebtedness for borrowed money (other than as evidenced by this Note or listed on attached Annex A) owed by the Company, or any interest or premium thereon, when due, whether by scheduled maturity or otherwise (and taking into account applicable grace and cure periods), or (ii) fail to perform any material term, covenant or agreement on its part to be performed under any agreement or instrument and such failure involves actual or potential liability to the Company in excess of $10,000 and shall continue beyond any applicable grace or cure periods set forth in such agreement or instrument.

  Transfer and Exchange of Note. Whenever this Note shall be surrendered at the principal executive office of the Company for transfer or exchange, accompanied by a written instrument of transfer in form reasonably satisfactory to the Company duly executed by the holder hereof or his or its attorney duly authorized in writing, and any opinion of counsel reasonably required by the Company to the effect that the transfer is in compliance with all applicable securities laws, the Company shall execute and deliver in exchange therefor a new Note or Notes, as may be requested by such holder, in the same aggregate unpaid principal amount and payable on the same date as the principal amount of the Note or Notes so surrendered; each such new Note shall be dated as of the date to which interest has been paid on the unpaid principal amount of the Note or Notes so surrendered and shall be in such principal amount and registered in such name or names as such holder may designate in writing.

  General.

    Every amount overdue under this Note shall, to the extent permitted by law, bear interest from and after the date on which amount first becomes overdue at an annual rate of twelve percent (12%). Such interest on overdue amounts under this Note shall be payable on demand and shall accrue until the obligation of the Company with respect to the payment of such interest has been discharged (whether before or after judgment). In no event shall this Note be construed to require payment of interest in an amount in excess of the maximum allowed by law and if such payment is made by the Company, then such excess sum shall be credited by the holder as a payment of principal. This Note evidences a loan made for business purposes.

    All payments by the Company under this Note shall be made without set-off or counterclaim and be free and clear and without any deduction or withholding for any taxes or fees of any nature whatever, unless the obligation to make such deduction or withholding is imposed by law. The Company shall pay and save the holder harmless from all liabilities with respect to or resulting from any delay or omission to make any such deduction or withholding required by law.

    No delay or omission on the part of the holder in exercising any right under this Note shall operate as a waiver of such right or of any other right of such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any future occasion. The Company and every guarantor or indorser of this Note, regardless of time or order, hereby waives notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor and all other notices or demand relative to this instrument and assents to any extension or postponement of the time of payment or any other indulgence.

    The Company agrees to pay on demand all reasonable costs of collection, including reasonable attorneys' fees, incurred by the holder in enforcing the obligations of the Company under this Note.

    This Note, and the obligations and rights of the Company hereunder, shall be binding upon and inure to the benefit of the Company, the holder of this Note, and their respective successors and assigns.

    Changes in or additions to this Note may be made or compliance with any term, covenant, agreement, condition or provision set forth herein may be omitted or waived (either generally or in a particular instance and either retroactively or prospectively), only by a writing executed by the Company and the holder.

    All payments shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender therein for the payment of public and private debts.

    All notices, requests, consents and demands shall be made in writing and shall be delivered in the manner and to the applicable addresses set forth herein.

    This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the Commonwealth of Virginia. Any legal suit, action or proceeding relating to this Note may be instituted in any state or federal court of competent jurisdiction in the Commonwealth of Virginia and the Company waives any objections it may have to the laying of venue of any such suit, action or proceeding and irrevocably submits to the jurisdiction of any such court in any such suit, action or proceeding. The Company hereby irrevocably waives any and all right to trial by jury in any legal proceeding arising out of or relating to this Note.

IN WITNESS WHEREOF, this Note has been executed and delivered as a sealed instrument on the date first above written by the duly authorized representative of the Company.

RFP Express Inc.
By: ______________________________ John C. Riener Chief Executive Officer

ATTEST:_______________________

Annex A

Excepted Indebtedness

Capital Lease with National City Finance	Entire balance of note $99,814

Settlement Agreement and Release dated December 5, 2000 between the Company and Andrew H. Kent	Entire balance of $136,168 in default

$200,000 Promissory Note date December 5, 2000 payable to TelNForm,Inc.	Late on monthly payments totaling $50,000 as of August 15, 2002